EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	September 30, 2010		June 30, 2010		December 31, 2009
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of other U.S. Government agencies	$51,337	$52,032	$56,137	$56,526	$48,949	$48,993
Obligations of states and political subdivisions	122,452	123,778	112,319	109,812	109,109	104,990
Mortgage-backed securities	120,470	126,283	139,306	145,782	150,700	156,378
Collateralized mortgage obligations:
Issued by U.S. Government agencies	109,270	110,728	92,460	93,327	47,083	47,708
Private label	0	0	0	0	15,465	15,494
Corporate bonds	1,000	1,031	1,000	1,036	1,000	1,041
Trust preferred securities issued by individual institutions	6,461	5,889	6,468	5,783	7,043	6,018
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	11,027	8,000	11,047	8,000	11,383	8,199
Pooled trust preferred securities - mezzanine tranches	0	0	0	0	266	115
Other collateralized debt obligations	690	690	690	690	690	690
Total debt securities	422,707	428,431	419,427	420,956	391,688	389,626
Marketable equity securities	4,027	4,961	4,239	5,290	5,367	6,662
Total	$426,734	$433,392	$423,666	$426,246	$397,055	$396,288

SUMMARY OF LOANS BY TYPE
(In Thousands)
	Sept. 30,	June 30,	Dec. 31,
	2010	2010	2009

Real estate - residential mortgage	$414,909	$417,428	$420,365
Real estate - commercial mortgage	162,245	159,297	163,483
Real estate - construction	38,557	32,733	26,716
Consumer	15,932	16,738	19,202
Agricultural	3,754	3,986	3,848
Commercial	55,096	57,100	49,753
Other	259	319	638
Political subdivisions	35,937	36,223	37,598
Total	726,689	723,824	721,603
Less: allowance for loan losses	(8,602)	(8,461)	(8,265)
Loans, net	$718,087	$715,363	$713,338

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended	Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2010	2010	2009	2010	2009
Balance, beginning of period	$8,461	$8,417	$7,681	$8,265	$7,857
Charge-offs:
Real estate loans	68	68	88	223	94
Installment loans	44	21	60	135	236
Credit cards and related plans	0	0	0	0	0
Commercial and other loans	4	0	1	28	12
Total charge-offs	116	89	149	386	342
Recoveries:
Real estate loans	32	20	6	53	6
Installment loans	36	21	15	87	90
Credit cards and related plans	0	0	0	0	0
Commercial and other loans	0	16	1	111	23
Total recoveries	68	57	22	251	119
Net charge-offs	48	32	127	135	223
Provision for loan losses	189	76	634	472	554
Balance, end of period	$8,602	$8,461	$8,188	$8,602	$8,188

PAST DUE AND NONPERFORMING ASSETS
(In Thousands)
	Sept. 30,	June 30,	Dec. 31,
	2010	2010	2009
Total loans past due 30-89 days and still
accruing	$6,323	$8,992	$9,445

Nonperforming assets:
Total loans past due 90 days or more and
still accruing	$1,404	$1,937	$31
Total nonaccrual loans	8,786	8,071	9,092
Foreclosed assets held for sale (real estate)	530	863	873

Total nonperforming assets	$10,720	$10,871	$9,996

Total nonperforming assets as a % of assets	0.82%	0.81%	0.76%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2010	Return/	6/30/2010	Return/	9/30/2009	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$313,385	3.42%	$324,555	3.41%	$335,134	4.55%
Tax-exempt	114,139	6.30%	109,090	6.45%	103,421	6.70%
Total available-for-sale securities	427,524	4.19%	433,645	4.17%	438,555	5.06%
Held-to-maturity securities,
Taxable	0	0.00%	0	0.00%	384	5.16%
Trading securities	0	0.00%	0	0.00%	231	3.43%
Interest-bearing due from banks	45,661	0.23%	66,326	0.23%	40,616	0.23%
Federal funds sold	36	0.00%	96	0.00%	64	0.00%
Loans:
Taxable	690,084	6.41%	682,956	6.47%	684,723	6.56%
Tax-exempt	35,324	6.56%	36,248	6.55%	41,580	6.11%
Total loans	725,408	6.42%	719,204	6.47%	726,304	6.53%
Total Earning Assets	1,198,629	5.39%	1,219,271	5.31%	1,206,154	5.78%
Cash	17,788		17,807		17,232
Unrealized gain/loss on securities	4,746		906		(24,407)
Allowance for loan losses	(8,586)		(8,523)		(7,693)
Bank premises and equipment	23,319		23,699		25,102
Intangible Asset - Core Deposit Intangible	396		438		628
Intangible Asset - Goodwill	11,942		11,942		11,941
Other assets	72,735		78,503		66,507
Total Assets	$1,320,969		$1,344,043		$1,295,464

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$153,933	0.51%	$144,439	0.63%	$108,096	0.86%
Money market	204,470	0.38%	203,567	0.46%	203,126	0.88%
Savings	79,484	0.24%	75,720	0.25%	69,292	0.34%
Certificates of deposit	222,117	2.16%	226,352	2.30%	225,294	2.83%
Individual Retirement Accounts	163,794	3.04%	163,156	3.08%	156,421	3.11%
Other time deposits	1,839	0.43%	1,380	0.58%	1,892	0.42%
Total interest-bearing deposits	825,637	1.40%	814,614	1.51%	764,120	1.86%
Borrowed funds:
Short-term	23,328	0.26%	30,478	0.67%	34,383	1.40%
Long-term	166,887	4.06%	187,844	4.11%	220,093	4.18%
Total borrowed funds	190,215	3.59%	218,322	3.63%	254,476	3.80%
Total Interest-bearing Liabilities	1,015,852	1.81%	1,032,936	1.96%	1,018,596	2.34%
Demand deposits	150,299		145,597		131,307
Other liabilities	8,209		7,244		6,516
Total Liabilities	1,174,360		1,185,777		1,156,419
Stockholders' equity, excluding
other comprehensive income/loss	143,738		157,946		155,324
Other comprehensive income/loss	2,871		320		(16,279)
Total Stockholders' Equity	146,609		158,266		139,045
Total Liabilities and Stockholders' Equity	$1,320,969		$1,344,043		$1,295,464
Interest Rate Spread		3.58%		3.35%		3.44%
Net Interest Income/Earning Assets		3.85%		3.66%		3.80%

Total Deposits (Interest-bearing
and Demand)	$975,936		$960,211		$895,427

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2010	Return/	9/30/2009	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$314,992	3.66%	$361,894	4.84%
Tax-exempt	110,385	6.43%	93,710	6.82%
Total available-for-sale securities	425,377	4.38%	455,604	5.25%
Held-to-maturity securities,
Taxable	51	5.27%	398	5.71%
Trading securities	38	6.99%	1,022	6.28%
Interest-bearing due from banks	59,547	0.23%	19,026	0.20%
Federal funds sold	64	0.00%	11,975	0.17%
Loans:
Taxable	685,669	6.46%	690,834	6.59%
Tax-exempt	35,975	6.56%	39,904	6.11%
Total loans	721,644	6.46%	730,738	6.56%
Total Earning Assets	1,206,721	5.42%	1,218,763	5.91%
Cash	17,509		16,921
Unrealized gain/loss on securities	1,834		(32,092)
Allowance for loan losses	(8,507)		(7,789)
Bank premises and equipment	23,724		25,442
Intangible Asset - Core Deposit Intangible	439		711
Intangible Asset - Goodwill	11,942		11,957
Other assets	76,787		62,261
Total Assets	$1,330,449		$1,296,174

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$141,928	0.60%	$100,809	0.87%
Money market	201,714	0.45%	200,960	1.11%
Savings	75,624	0.25%	69,111	0.44%
Certificates of deposit	228,419	2.30%	226,781	3.04%
Individual Retirement Accounts	162,702	3.07%	152,415	3.11%
Other time deposits	1,406	0.48%	1,443	0.46%
Total interest-bearing deposits	811,793	1.50%	751,519	2.00%
Borrowed funds:
Short-term	30,281	0.73%	39,065	1.48%
Long-term	183,517	4.11%	226,574	4.19%
Total borrowed funds	213,798	3.63%	265,639	3.79%
Total Interest-bearing Liabilities	1,025,591	1.95%	1,017,158	2.47%
Demand deposits	144,161		127,805
Other liabilities	7,642		7,413
Total Liabilities	1,177,394		1,152,376
Stockholders' equity, excluding
other comprehensive income/loss	152,153		165,222
Other comprehensive income/loss	902		(21,424)
Total Stockholders' Equity	153,055		143,798
Total Liabilities and Stockholders' Equity	$1,330,449		$1,296,174
Interest Rate Spread		3.47%		3.44%
Net Interest Income/Earning Assets		3.76%		3.85%

Total Deposits (Interest-bearing
and Demand)	$955,954		$879,324

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NON-INTEREST INCOME
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2010	2010	2009	2010	2009

Service charges on deposit accounts	$1,166	$1,190	$1,317	$3,449	$3,514
Service charges and fees	191	210	198	594	615
Trust and financial management revenue	876	830	757	2,605	2,396
Insurance commissions, fees and premiums	65	61	69	186	226
Increase in cash surrender value of life insurance	121	119	107	352	384
Other operating income	1,030	776	834	2,894	1,967
Total other operating income, before realized
gains (losses) on available-for-sale securities, net	$3,449	$3,186	$3,282	$10,080	$9,102

COMPARISON OF NON-INTEREST EXPENSE
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2010	2010	2009	2010	2009
Salaries and wages	$3,354	$3,199	$3,334	$9,631	$9,993
Pensions and other employee benefits	980	983	918	2,902	3,237
Occupancy expense, net	654	651	652	2,004	2,073
Furniture and equipment expense	500	542	690	1,610	2,056
FDIC Assessments	382	415	393	1,201	1,651
Pennsylvania shares tax	305	306	318	916	954
Other operating expense	1,794	1,533	1,972	5,228	6,099
Total Other Expense	$7,969	$7,629	$8,277	$23,492	$26,063